Sub-Item 770

                  TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3

               Van Kampen Intermediate Term Municipal Income Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2010 - September 30, 2010

                                                       Amount of      % of
                Purchase/   Offering       Total        Shares      Offering
   Security       Trade     Price of     Amount of     Purchased   Purchased                      Purchased
  Purchased        Date      Shares      Offering       By Fund     By Fund        Brokers           From
-------------   ---------   --------   ------------   ----------   ---------   ---------------   -----------
 Puerto Rico    05/20/10    $103.197   $316,920,000   $2,000,000     0.631%    J.P. Morgan,      J.P. Morgan
   Electric                                                                    Citi, B of A
    Power                                                                      Merrill Lynch,
  Authority                                                                    Barclays
                                                                               Capital, RBC
                                                                               Capital
                                                                               Markets, Morgan
                                                                               Stanley,
                                                                               Ramirez & Co.
                                                                               Inc., Wells
                                                                               Fargo
                                                                               Securities,
                                                                               Raymond James,
                                                                               Goldman Sachs &
                                                                               Co., UBS
                                                                               Financial
                                                                               Services
                                                                               Incorporated of
                                                                               Puerto Rico,
                                                                               BBVAPR MSD,
                                                                               FirstBank
                                                                               Puerto Rico
                                                                               Securities,
                                                                               Oriental
                                                                               Financial
                                                                               Services,
                                                                               Popular
                                                                               Securities,
                                                                               Santander
                                                                               Securities
   City of      05/26/10    $100.000   $403,845,000   $1,700,000     0.421%    Citi, BofA        J.P. Morgan
 Farmington,                                                                   Merrill Lynch,
  New Mexico                                                                   J.P. Morgan,
  Pollution                                                                    Morgan
   Control                                                                     Stanley, Wells
Revenue Bonds                                                                  Fargo
                                                                               Securities,
                                                                               KeyBanc Capital
                                                                               Markets,
                                                                               SunTrust
                                                                               Robinson
                                                                               Humphrey,
                                                                               Southwest
                                                                               Securities

                                                                   Sub-Item 770

                  TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3

                        Van Kampen Municipal Income Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2010 - September 30, 2010

                                           Total       Amount of      % of
                Purchase/   Offering      Amount        Shares     Offering
   Security       Trade     Price of        of         Purchased   Purchased                     Purchased
  Purchased        Date      Shares      Offering       By Fund     By Fund        Brokers          From
-------------   ---------   --------   ------------   ----------   ---------   --------------   -----------
 Puerto Rico    05/20/10    $103.968   $316,920,000   $2,000,000    0.631%     J.P. Morgan,     J.P. Morgan
   Electric                                                                    Citi, B of A
    Power                                                                      Merrill Lynch,
  Authority                                                                    Barclays
                                                                               Capital, RBC
                                                                               Capital
                                                                               Markets,
                                                                               Morgan
                                                                               Stanley,
                                                                              Ramirez & Co.
                                                                               Inc., Wells
                                                                               Fargo
                                                                               Securities,
                                                                               Raymond James,
                                                                               Goldman Sachs
                                                                               & Co., UBS
                                                                               Financial
                                                                               Services
                                                                               Incorporated
                                                                               of Puerto
                                                                               Rico, BBVAPR
                                                                               MSD, FirstBank
                                                                               Puerto Rico
                                                                               Securities,
                                                                               Oriental
                                                                               Financial
                                                                               Services,
                                                                               Popular
                                                                               Securities,
                                                                               Santander
                                                                               Securities
   City of      05/26/10    $100.000   $403,845,000   $1,000,000    0.248%     Citi, BofA       J.P. Morgan
 Farmington,                                                                   Merrill
  New Mexico                                                                   Lynch, J.P.
  Pollution                                                                    Morgan, Morgan
   Control                                                                     Stanley,
Revenue Bonds                                                                  Wells Fargo
                                                                               Securities,
                                                                               KeyBanc
                                                                               Capital
                                                                               Markets,
                                                                               SunTrust
                                                                               Robinson
                                                                               Humphrey,
                                                                               Southwest
                                                                               Securities

   City of      05/26/10    $100.000   $403,845,000   $1,950,000    0.483%     Citi, BofA       J.P. Morgan
 Farmington,                                                                   Merrill
  New Mexico                                                                   Lynch,  J.P.
  Pollution                                                                    Morgan, Morgan
   Control                                                                     Stanley,
Revenue Bonds                                                                  Wells Fargo
                                                                               Securities,
                                                                               KeyBanc
                                                                               Capital
                                                                               Markets,
                                                                               SunTrust
                                                                               Robinson
                                                                               Humphrey,
                                                                               Southwest
                                                                               Securities